                                                                    Exhibit 10.1

                               Wachovia Bank, N.A.
                            301 S. College St. NC0610
                               Charlotte, NC 28288

August 17, 2007

NovaStar Mortgage, Inc.
NovaStar Certificates Financing LLC
NovaStar Certificates Financing Corporation
NFI Repurchase Corporation
NMI Repurchase Corporation
NMI Property Financing, Inc.
HomeView Lending, Inc.
NovaStar Financial, Inc.
NFI Holding Corporation
8140 Ward Parkway,
Suite 300
Kansas City, Missouri 64114

     Re:  Master Repurchase Agreements Waiver

     Reference is made to those certain Master  Repurchase  Agreements listed on
Schedule I attached hereto (the  "Agreements").  Capitalized  terms used in this letter without definition have the meanings ascribed to them in the Agreements.

     Each Seller and Buyer hereby  acknowledges  that Moody's  Investors Service will downgrade the servicer quality rating of NovaStar Mortgage, Inc. ("NMI") to
SQ4+ from SQ3+ as a primary  servicer of subprime  residential  mortgage  loans.
Each Buyer hereby  waives,  for a period ending on November 1, 2007,  any breach and/or  any  Event of  Default  that  would  otherwise  arise as a result of the downgrade of NMI's servicer rating under the Agreements.

     The  parties  hereto  acknowledge  and  agree  that the  provisions  of the
Agreements  remain in full  force and effect and that,  except  with  respect to those expressly waived herein, the execution of this waiver letter by each Buyer does not operate as a waiver of any of its rights,  powers,  or privileges under the Agreements or under any of the other related  documents,  including  without limitation any future  breaches of, or Defaults or Events of Default under,  the
Agreements.

     This letter  agreement  constitutes  the entire  agreement  relating to the subject  matter hereof  between the parties hereto and supersedes any prior oral or written agreement between the parties hereto.

     This letter agreement shall be construed in accordance with the laws of the
State of New York,  and the  obligations,  rights and  remedies  of the  parties hereunder  shall be determined  in accordance  with the laws of the State of New
York except to the extent preempted by federal law.

     This letter agreement may be executed in any number of  counterparts,  each of which (including any copy hereof delivered by facsimile) shall constitute one and the same  original  instrument,  and either  party  hereto may execute  this letter agreement by signing any such counterpart.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     Please  confirm that the foregoing  specifies the terms of our agreement by signing and  returning  the enclosed  copy of this letter  agreement to Thacher,
Proffit & Wood, Two World Financial Center, New York ,NY 10281.

                                       Very truly yours,

                                       Wachovia Bank, N.A.,
                                            as Buyer

                                       By:  /s/ Goetz Rokahr
                                          --------------------------------------
                                       Name:  Goetz Rokahr
                                       Title:  Vice President

                                       Wachovia Capital Markets, LLC,
                                            as Buyer

                                       By:  /s/ Goetz Rokahr
                                          --------------------------------------
                                       Name:  Goetz Rokahr
                                       Title:  Vice President

                                       Wachovia Investment Holdings, LLC,
                                            as Buyer

                                       By:  /s/ Goetz Rokahr
                                          --------------------------------------
                                       Name:  Goetz Rokahr
                                       Title:  Vice President

Acknowledged and Agreed:

NovaStar Mortgage, Inc., as Seller and Guarantor

By:  /s/ Todd M. Phillips
   --------------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer and Controller

NovaStar Certificates Financing LLC, as Seller

By:  /s/ Todd M. Phillips
   --------------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer and Controller

NovaStar Certificates Financing Corporation, as Seller

By:  /s/ Todd M. Phillips
   --------------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer and Controller

NFI Repurchase Corporation, as Seller

By:  /s/ Todd M. Phillips
   --------------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer and Controller

NMI Repurchase Corporation, as Seller

By:  /s/ Todd M. Phillips
   --------------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer and Controller

NMI Property Financing, Inc., as Seller

By:  /s/ Todd M. Phillips
   --------------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer and Controller

HomeView Lending, Inc., as Seller and Guarantor

By:  /s/ Todd M. Phillips
   --------------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer and Controller

NovaStar Financial, Inc., as Seller and Guarantor

By:  /s/ Todd M. Phillips
   --------------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer and Controller

NFI Holding Corporation, as Seller and Guarantor

By:  /s/ Todd M. Phillips
   --------------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer and Controller

                                   SCHEDULE I

1. Master Repurchase  Agreement (2007 Residual Securities) dated as of April 18,
2007 (the  "Residual  Securities  Agreement"),  among  Wachovia  Bank,  National
Association,  Wachovia Capital Markets LLC, NovaStar  Mortgage,  Inc.,  NovaStar
Certificates Financing LLC, and NovaStar Certificates Financing Corp.

2. Master  Repurchase  Agreement (2007  Servicing  Rights) dated as of April 25,
2007  (the  "Servicing  Rights   Agreement"),   among  Wachovia  Bank,  National
Association and NovaStar Mortgage, Inc..

3. Mater  Repurchase  Agreement  (2007  Whole Loan) dated as of May 9, 2007 (the
"Whole  Loan  Agreement"),   among  Wachovia  Bank,  National  Association,  NFI
Repurchase  Corporation,  NMI Repurchase  Corporation,  NMI Property  Financing,
Inc.,  HomeView Lending,  Inc, NovaStar Financial Inc., NFI Holding  Corporation
and NovaStar Mortgage Inc.

4. Master Repurchase Agreement (2007  Non-investment  Grade) dated as of May 31,
2007  (the  "Non-Investment   Grade  Securities   Agreement"),   among  Wachovia
Investment Holdings, LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

5. Master Repurchase  Agreement (2007 Investment Grade) dated as of May 31, 2007
(the "Investment  Grade Securities  Agreement"),  among Wachovia Bank,  National
Association,  Wachovia Capital Markets LLC, NovaStar  Mortgage,  Inc.,  NovaStar
Certificates Financing LLC, and NovaStar Certificates Financing Corp.

6.  Master  Repurchase  Agreement  (New York)  dated as of July 6, 2007 (the "NY
Agreement") between Wachovia Bank,  National  Association and NovaStar Mortgage,
Inc.